Supplement dated June 26, 2006 to Prospectus dated May 1, 2006 for:
AnnuiChoice Flexible Premium Variable Annuity and
Pinnacle IV Flexible Premium Variable Annuity
Issued by Integrity Life Insurance Company
Through its Separate Account I and Separate Account II

Change in the Share Class
Effective July 31, 2006, Class I shares of the following Portfolios of the Touchstone Variable Series Trust (TVST) are no longer available for sales to new contract owners or additional contributions by existing contact owners:

TVST Aggressive ETF Fund
TVST Conservative ETF Fund
TVST Enhanced ETF Fund
TVST Moderate ETF Fund

Also effective July 31, 2006, the TVST ETF Funds listed above will be offered only as Service Class shares, which include a 0.25% fee pursuant to TVST’s Rule 12b-1 Plan. Refer to the Table of Annual Fees and Expenses in your Prospectus for complete information on the TVST ETF Funds’ expenses.

If you are currently an owner of an AnnuiChoice or Pinnacle IV variable annuity and have assets invested in the Class I Portfolios listed above, those assets may remain invested at your discretion. The discontinued sale of Class I shares does not affect your current investment allocations.

If you have directed future contributions to the Class I Portfolios listed above through programs including Dollar Cost Averaging or Systematic Transfer, you can redirect those contributions by providing instructions to us at Integrity Life Insurance Company, PO Box 5720, Cincinnati, Ohio 45202-5720 or by calling an Integrity representative at 1-800-325-8583. If we do not receive instructions from you, we will direct those funds to the same TVST ETF Fund that you are currently investing in, except you will be invested in Service Class shares instead of Class I shares.

Guaranteed Minimum Accumulation Benefit

The Guaranteed Minimum Accumulation Benefit Option (GMAB) may not be available in all states. Contact your Integrity registered representative to determine its availability in your state.

Please retain this Supplement to the Prospectus for future reference.